ACCOUNTS RECEIVABLE NET (Tables)	6 Months Ended
Jun. 30, 2021
ACCOUNTS RECEIVABLE NET
Schedule of Accounts receivable
	June 30, 2021 (Unaudited)	December 31, 2020
Accounts receivable- Sino-foreign Jointly Managed Academic Programs	$1,535,216	$890,807
Accounts receivable – Tailored job readiness training services	387	13,820
Accounts receivable- Overseas Study Consulting Services	11,572	10,991
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$1,547,175	$915,618